EXHIBIT 32.1


Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of DOLPHIN PRODUCTIONS, INC., (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  August 12, 2003


                                        /s/ Richard H. Casper

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                                        Richard H. Casper
                                        Chief Executive Officer



                                       /s/ Pamela Lindquist

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                                       Pamela Lindquist
                                       Chief Financial Officer